UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04809

Liberty All-Star Equity Fund

(exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Tane T. Tyler, General Counsel

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end:      December 31

Date of reporting period:    January 1 – December 31, 2012

The Registrant is filing this amendment (the “Amendment”) to its Certified Shareholder Report on Form N-CSR filed with the Securities and Exchange Commission on March 6, 2013 (the “Report”), to add a discussion of the Board of Trustees’ considerations in approving investment advisory and subadvisory agreements.

Except as otherwise noted above, the Report was accurate, timely distributed to shareholders, as applicable, and contained all information required to be included in such reports by the Registrant’s registration statement form under the Investment Company Act of 1940, as amended, pursuant to Rule 30e-1(a) thereunder.

Items 1 through 12 of this Amendment to the Registrant’s Form N-CSR are incorporated by reference to the Form N-CSR filed on EDGAR on March 6, 2013 (Accession Number 0001193125-13-093171).

Liberty All-Star® Equity Fund (the “Fund”)

Supplement dated August 26, 2013 to the

Annual Report dated December 31, 2012

This Supplement provides new and additional information beyond that contained in the Annual Report listed above and should be read in conjunction with the Annual Report. The following section is added after the section “Notes to Financial Statements” in the Annual Report:

Board Consideration and Approval of the Investment Advisory Contracts (Unaudited)

The Investment Company Act of 1940 requires that the Board of Trustees of the Fund (the “Board”), including all of the Trustees who are not “interested persons” of the Fund (“Independent Trustees”), review the Fund’s investment advisory agreements and consider whether or not to approve such an agreement if an investment advisor undergoes a change in control. The Trustees met in person on October 10, 2012 to discuss the changes in control of two subadvisers to the Fund, TCW Investment Management Company (“TCW”) and Cornerstone Capital Management LLC (“Cornerstone”) (respectively, the “TCW Transaction” and “Cornerstone Transaction,” and collectively, “the Transactions”). At that meeting, the Board, including a majority of the Independent Trustees, considered whether to approve two new Portfolio Management Agreements among the Fund, ALPS Advisors, Inc. (“AAI”) and Portfolio Managers, TCW Investment Management Company (“TCW”) and Cornerstone Capital Management, LLC (“Cornerstone”) (collectively, the “Portfolio Managers”) (each an “Agreement” or “TCW Agreement” or “Cornerstone Agreement,” collectively the “Agreements”). At that time, the Board reviewed information furnished by TCW, Cornerstone and AAI regarding the terms of the Transactions and their possible effects on the Fund and its shareholders. The Independent Trustees then considered management’s recommendations as to the approval of the Agreements.

As part of the process to consider these matters on behalf of the Independent Trustees, legal counsel to the Independent Trustees requested certain information from AAI and the Portfolio Managers. In response to these requests, the Independent Trustees received information from AAI and the Portfolio Managers that addressed specific factors designed to inform the Board’s consideration of the Agreements. Counsel also provided the Independent Trustees and the Board with a memorandum detailing their responsibilities pertaining to the approval of the Agreements. The Board considered, among other matters:

(1)        That the terms of the Agreements and the current agreements with TCW and Cornerstone are the same (except for the effective dates and length of the initial term of each Agreement);

(2)        That the level of service and the manner in which Fund assets are managed are not expected to change as a result of the Transactions, and most of the same portfolio management team at TCW that currently manages Fund assets are expected to continue to do so after the closing of the TCW Transaction, and the same portfolio managers who currently service the Fund will continue to do so after the Cornerstone Transaction;

(3)        That the Fund’s expense ratio is not expected to increase as a result of the Transactions, or the approval of the Agreements;

(4)        That The Carlyle Group, LP (the “Carlyle Group”) does not contemplate modifying TCW’s existing sub-advisory or service provider relationships;

(5)        That New York Life Investment Management LLC (“New York Life”) and its subsidiaries do not contemplate modifying Cornerstone’s existing sub-advisory or service provider relationships;

(6)        That the Transactions are expected to have minimal impact on their day-to-day operations;

(7)        That the Transactions are not expected to result in any change in the structure or operation of the Fund;

(8)        That the Transactions are not expected to result in any change in the composition of the Fund’s Board;

(9)        The history, reputation, qualification and background of TCW and the Carlyle Group, the qualifications of TCW’s personnel and TCW and the Carlyle Group’s respective financial conditions;

(10)      The history, reputation, qualification and background of Cornerstone, New York Life and its subsidiaries, the qualifications of Cornerstone’s personnel and the financial condition of Cornerstone and New York Life and its subsidiaries;

(11)      The capabilities, experience, corporate structure and capital resources of TCW and the Carlyle Group;

(12)      The capabilities, experience, corporate structure and capital resources of Cornerstone and New York Life and its subsidiaries;

(13)      The long-term business goals of the Carlyle Group with respect to TCW and the Fund and New York Life and its subsidiaries with respect to Cornerstone and the Fund;

(14)      The Carlyle Group’s intent to retain most of the same portfolio management team currently employed by TCW who provide services to the Fund and to maintain the existing level and quality of services to the Fund;

(15)      Cornerstone, New York Life and its subsidiaries’ intent to retain the same portfolio management team currently employed by Cornerstone who provide services to the Fund and to maintain the existing level and quality of services to the Fund;

(16)      That shareholders would not bear any costs in connection with the Transactions, as they will bear the costs, fees and expenses incurred by the Fund in connection with the Fund’s proxy statement to obtain shareholder approval of the Agreements, the fees and expenses of service providers and attorneys relating to the Transactions, and any other fees and expenses incurred by the Fund in connection with the Transactions; and

(17)      Information furnished to the Board by TCW and Cornerstone for the Board Meeting and information provided by AAI for the Boards’ consideration at its July 28, 2011 meeting specifically in relation to the approval of the current TCW and Cornerstone agreements. In this regard, TCW and Cornerstone confirmed that there have been no material changes to the information provided to the Board in connection with the approval of the current TCW and Cornerstone Agreements at the July 28, 2011 Board Meeting.

Information provided by TCW and Cornerstone for the Board’s consideration included responses by TCW and Cornerstone to questions relating to the terms of their Transactions, the effect of the Transactions on the Fund, and any significant changes (actual or anticipated) to the management of the Fund, TCW’s or Cornerstone’s management personnel, or the fee schedules under the current TCW and Cornerstone agreements.

Information furnished at Board meetings throughout the year included AAI’s analysis of TCW’s and Cornerstone’s investment performance with respect to the Fund. For the Board Meeting, the Trustees requested and received reports that included, among other things, TCW’s and Cornerstone’s investment performance with respect to the Fund over various time periods. AAI also provided, and the Boards considered, TCW’s and Cornerstone’s performance compared to relevant institutional peer groups and appropriate market indices selected by AAI for the period since the date each firm commenced managing assets for the Fund.

Based on its evaluation of all material factors, the Board unanimously concluded that the terms of the Agreements were reasonable and fair and that the approval of the Agreements was in the best interests of the Fund and its shareholders.

In voting to approve the Agreements, the Board did not identify any single factor as all-important or controlling. The following summary does not detail all the matters considered by the Board, but provides a summary of the material matters it considered. The Board considered whether the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on: (1) the nature, quality and extent of services provided to the Fund by the Portfolio Managers; (2) the performance of the portions of the Fund’s portfolio managed by each of the Portfolio Managers; (3) the level of the Fund’s portfolio management fees and expense ratios; (4) the costs of the services provided and profits realized by the Portfolio Managers and their respective affiliates from their relationships with the Fund; (5) the extent to which economies of scale would be realized as the Fund grows and whether fee levels will reflect economies of scale for the benefit of shareholders; (6) the “fall-out” benefits to the Portfolio Managers and their respective affiliates (i.e., any direct or indirect benefits to be derived by the Portfolio Managers and their respective affiliates from their relationships with the Fund); and (7) other general information about the Portfolio Managers and the Transactions. The following is a summary of the Board’s discussion and conclusions regarding these matters.

Nature, Extent and Quality of the Services to be Provided

In examining the nature, extent and quality of the services to be provided by TCW and Cornerstone under the Agreements, the Board considered that the terms of the Agreements are the same as the terms of the current agreements with TCW and Cornerstone, except for the effective dates and initial terms of the Agreements. The Board also considered that the Transactions are expected to have minimal impact on their day-to-day operations and are not expected to result in any change in the portfolio managers or the structure or operations of the Fund. The Board noted that the company acquiring TCW, the Carlyle Group currently intends to retain most of the same portfolio management team that currently provides services to the Fund, and the company acquiring Cornerstone, New York Life and its subsidiaries intend to retain the same portfolio managers that currently provide services to the Fund. As a result, most of the same portfolio management teams at TCW who manage their firm’s respective portions of the Funds are expected to do so after the closing of the TCW Transaction, and the same portfolio management team that currently provide services to the Fund are expected to do so after the closing of the Cornerstone Transaction. The Board noted that, in each case, the level of service and the manner in which the Fund’s assets are managed are expected to remain the same.

In evaluating the Carlyle Group, New York Life and their subsidiaries, the Board considered the history and reputation of the Carlyle Group, New York Life and their subsidiaries, their corporate structures and capital resources, and long-term business goals with respect to TCW and Cornerstone. The Board also gave substantial consideration to its evaluation of the nature, extent and quality of the services provided by TCW and Cornerstone under the current agreements with TCW and Cornerstone. The Board considered the nature, extent and quality of the portfolio manager selection, evaluation and monitoring services provided by AAI, and the portfolio management services provided by TCW and Cornerstone, in light of the Fund’s investment objective. In connection with its review, the Board considered its long association with AAI and AAI’s relationships with TCW and Cornerstone and their personnel and the Board’s familiarity with their culture to evaluate the services to be provided. In particular, the Board considered AAI’s long-term history of care and conscientiousness in the management of the Fund and the oversight of TCW and Cornerstone.

The Board also considered TCW’s and Cornerstone’s demonstrated consistency in investment approach. The Fund’s Board considered TCW’s and Cornerstone’s management of the large cap growth portions of the Fund’s portfolio. The Board determined that the quality of the services provided by the portfolio management teams at TCW and Cornerstone has been consistent with or superior to quality norms in the industry, and that TCW and Cornerstone will continue to have sufficient personnel, with the appropriate education and experience, to serve the Fund effectively after the Transactions. In addition, the Board noted that the Transactions had been structured to create strong incentives for the long-term stability of TCW’s and Cornerstone’s management and portfolio management professionals.

Accordingly, the Board concluded that the nature, extent and quality of the services to be provided by TCW and Cornerstone under the Agreements were appropriate and consistent with the terms of the Agreements and that the Fund was likely to benefit from services provided under the Agreements.

Investment Performance

The Board reviewed the accounts managed by TCW and Cornerstone and the performance of the allocated portions of the Fund in the context of TCW’s and Cornerstone’s different investment strategies and styles and the contribution of TCW and Cornerstone to the Fund’s overall strategy and performance.

The performance information previously provided at regular quarterly Board meeting throughout the year demonstrated to the Board a generally consistent pattern of favorable long-term performance of those portions of the Fund managed by TCW and by Cornerstone, which supported approval of the Agreements. The Board considered Cornerstone’s and TCW’s large cap investment performance relative to the Russell 1000® Growth Index and a comparable institutional peer group with respect to the Fund. The Board concluded that Cornerstone’s large cap growth investment performance and TCW’s large cap growth investment performance has been reasonable.

Costs of the Services to be Provided to the Fund

The Board noted that the management fees payable by AAI to the Portfolio Managers under the Agreements are the same as the fee rates payable under the current agreements with TCW and Cornerstone. The Board gave substantial consideration to its evaluation of the management fees payable by the Fund and the Fund’s total expense ratio at the Board Meeting. The Board considered that the Fund’s expense ratios were not expected to increase as a result of the Transactions. In addition, the Board noted that shareholders would not bear any costs in connection with the Transactions, inasmuch as

TCW and Cornerstone will bear the costs, fees and expenses incurred by the Fund in connection with the Fund’s proxy statement to obtain shareholder approval of the Agreements, the fees and expenses of service providers and attorneys relating to the Transactions, and any other fees and expenses incurred by the Fund in connection with the Transactions.

The Board also considered the management fees paid to the Portfolio Managers and the fee rates charged by the Portfolio Managers to other accounts, including institutional accounts. The Board considered that the Portfolio Managers were paid by AAI, not the Fund. The Board also considered the differences in the level of services provided and the differences in responsibility of AAI and the Portfolio Managers to the Fund and to other accounts. The Board concluded that the management fees payable by the Fund to AAI and the fees payable by AAI to the Portfolio Managers were reasonable in relation to the nature and quality of the services provided.

Profitability and Costs of Services to TCW and Cornerstone

The Board considered that AAI has advised the Board that it does not regard Portfolio Manager profitability as meaningful to an evaluation of the Agreements because the willingness of TCW and Cornerstone to serve in such capacity depends primarily upon arm’s-length negotiations with AAI, AAI generally is aware of the fees charged by TCW and Cornerstone to other clients, and AAI believes that the fees agreed upon with TCW and Cornerstone are reasonable in light of the quality of investment advisory services rendered. The Boards accepted AAI’s explanations in light of the Boards’ past findings regarding the reasonableness of the aggregate management fees paid by the Fund and the fact that TCW’s and Cornerstone’s fees are paid by AAI and not the Fund.

Extent of Economies of Scale as the Funds Grow and Whether Fee Levels Reflect Economies of Scale

The Board reviewed the fee breakpoint schedules under the Agreements and concluded that the schedules reflect economies of scale with respect to the management of Fund assets by TCW and Cornerstone. With respect to the Fund, the Board noted that the Fund has reached an asset size at which the Fund and its shareholders are benefiting from reduced management fee rates due to breakpoints in the management fees. Based on the foregoing, among other things, the Board concluded that the breakpoint schedules would allow the Fund to realize economies of scale, which supports approval of the Agreements.

Benefits to be Derived from the Relationship with the Funds

The Board considered the “fall-out” or ancillary benefits that may accrue to TCW and Cornerstone as a result of their relationships with the Fund. In its consideration of the Agreements, the Board noted, among other things, that TCW and Cornerstone may derive ancillary benefits from the Fund’s operations. For example, TCW and Cornerstone, as sub-advisors, may engage in soft dollar transactions. In the past, the Board had reviewed information regarding TCW’s and Cornerstone’s procedures for executing portfolio transactions for the allocated portion(s) of the Fund and TCW’s and Cornerstone’s soft dollar policies and procedures. In addition, the Board considered that, after the Transactions, TCW and Cornerstone may be affiliated with registered broker-dealers who may, from time to time, receive brokerage commissions from the Fund in connection with the purchase and sale of portfolio securities; provided, however, that those transactions, among other things, must be consistent with seeking best execution. The Board determined that the foregoing ancillary benefits were consistent with the approval of the Agreements.

Conclusions

Based on its evaluation, the Board unanimously concluded that the terms of the TCW Agreement are reasonable, fair and in the best interests of the Fund and the Fund’s shareholders. Additionally, the Board unanimously concluded that the terms of the Cornerstone Agreement are reasonable and fair in the best interests of the Fund and its shareholders. The Boards believe that the Agreements will enable the Fund to continue to enjoy the high-quality sub-advisory services they have received in the past from TCW and Cornerstone, at fee rates identical to the present rates, which the Board deemed appropriate, reasonable and in the best interests of the Funds and their shareholders. The Board unanimously voted to approve the TCW Agreement for the Fund and the Board unanimously voted to approve the Cornerstone Agreement for the Fund and recommended that shareholders approve the Agreements with respect to the Fund.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR EQUITY FUND

By:	/s/ William R. Parmentier, Jr.
William R. Parmentier, Jr.
President (Principal Executive Officer)

Date:	August 26, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR EQUITY FUND

By:	/s/ William R. Parmentier, Jr.
William R. Parmentier, Jr.
President (Principal Executive Officer)

Date:	August 26, 2013

By:	/s/ Kimberly R. Storms
Kimberly R. Storms
Treasurer (Principal Financial Officer)

Date:	August 26, 2013